                                                                 Exhibit 10.13.1

                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

               FIRST AMENDMENT, dated as of December 31, 2002 (this "Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of December 26, 2001 (as hereafter modified, amended and/or restated from time to time, the "Loan Agreement"), among AMTROL HOLDINGS, INC., a Delaware corporation ("Holdings" or "Guarantor"), AMTROL INC., a Rhode Island corporation ("AMTROL"), WATER SOFT INC., a Rhode Island corporation ("Water Soft"), AMTROL CANADA LTD., an Ontario corporation (each individually, a "Borrower" and collectively the "Borrowers"), CYPRESS MERCHANT BANKING PARTNERS, L.P. ("CMBP") and CYPRESS OFFSHORE PARTNERS, L.P. ("COP"; together with CMBP, the "Lenders").

                                    Preamble

               Pursuant to the Loan Agreement, the Lenders made term loans to the Borrowers on the Closing Date (as defined in the Loan Agreement).

               The Borrowers request that the Lenders agree to amend the Loan Agreement to permit the Borrowers to borrow additional term loans from the Lenders from time to time in an aggregate principal amount not to exceed $10,000,000 to repurchase Senior Subordinated Notes (as defined in the Loan Agreement).

               Based upon the terms and conditions set forth herein, the Foothill Agent and the Lenders have agreed to such amendments. Accordingly, the Borrowers, Holdings and the Lenders hereby agree as follows:

               1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.


               2. Amendment to Section 1 of the Loan Agreement (Definitions).
Section 1 of the Loan Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

               "Tranche A Loan" and "Tranche A Loans" have the meaning set forth in Section 2(a) hereof.

               "Tranche B Loan" and "Tranche B Loans" have the meaning set forth in Section 2(b) hereof.

               3. Amendment to Section 2 of the Loan Agreement (The Loans and the Notes). Section 2 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefor the following new Section 2:


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                  "(a) Tranche A Loans. Subject to the terms and conditions of this Agreement, each Lender agrees to make a term loan (individually, a "Tranche A Loan" and collectively, the "Tranche A Loans") to AMTROL on the Closing Date (as defined in Section 5 hereof) in an aggregate principal amount not to exceed $23,769,083 for CMBP and $1,230,917 for COP. The proceeds of the Tranche A Loans will be used to refinance the Existing Senior Debt.

                  (b) Tranche B Loans. At any time and from time to time after the Closing Date, each Lender agrees to make term loans (individually, a "Tranche B Loan" and collectively, the "Tranche B Loans"; together with the Tranche A Loans, the "Loans") to AMTROL in an aggregate principal amount not to exceed $9,507,633.23 for CMBP and $492,366.77 for COP. The proceeds of the Tranche B Loans will be used to purchase Senior Subordinated Notes from the Lenders.

                  (c) Conditions Precedent to Tranche B Loans. Each Lender shall make a Tranche B Loan on each requested borrowing date (each a "Borrowing Date") provided that (i) the following statements are true and correct on such date:

                     (A) immediately prior to and after giving effect to the
                  Tranche B Loans to be made on such Borrowing Date, there does not exist and is not continuing any Event of Default;

                     (B) the proposed Borrowing Date is on or prior to March 31,
                  2003;

                     (C) after giving effect to the requested Tranche B Loan to be made on such Borrowing Date the aggregate amount of Tranche B Loans is less than or equal to $10,000,000;

                     (D) the proceeds of the Tranche B Loans shall be used to
                  repurchase and/or retire Senior Subordinated Notes;

                     (E) the purchase price for the Senior Subordinated Notes to be paid by AMTROL to the Lenders is less than or equal to 75% of the face value of the Senior Subordinated Notes to be purchased on such date; and

                     (F) the repurchase and retirement of each such Senior
                  Subordinated Note to be purchased on such date is being made in compliance with all applicable laws and will not breach or result in a breach under the Indenture; and

        and (ii) the Lenders shall have received a certificate of the chief financial officer of AMTROL, in form and substance reasonably acceptable to the Lenders, as to the matters set forth in clauses (C) through (E) above (including a calculation of the percentage necessary to make the certification under clause (E)) and (iii) such other documentation as may be reasonably requested by the Lenders. Each Borrowing of a Tranche B Loan shall constitute a representation and warranty that the statements contained in clauses (A) through (F) above are true and correct on and as of the date of such borrowing.

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                  (d) Evidence of Indebtedness. Each Loan of each Lender shall be evidenced by a duly executed promissory note dated the Borrowing Date for such Loan and stated to mature on December 27, 2006 in the case of each Tranche A Loan and December 31, 2006 in the case of each Tranche B Loan and otherwise substantially in the form of Exhibit A hereto (individually, a "Note" and collectively, the "Notes") in the principal amount of such Loan.".

               4. Amendment to Section 4 of the Loan Agreement (Repayment and Prepayment). Section 4 of the Loan Agreement is hereby amended by deleting clause (a) thereof in its entirety and substituting in lieu therefor the following new clause (a):

               "(a) Each Note evidencing a Tranche A Loan shall be due and payable on December 27, 2006. Each Note evidencing a Tranche B Loan shall be due and payable on December 31, 2006 (the "Maturity Date").".

               5. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein referred to as the "Effective Date"):

                  (a) immediately prior to and after giving effect to this Amendment, the representations and warranties contained in this Amendment and in
Section 6 of the Loan Agreement and each other Loan Document shall be correct in all material respects on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date);

                  (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment or the Waiver and Consent, dated as of December 31, 2002, to the Foothill Loan Agreement (the "Foothill Waiver and Consent") becoming effective in accordance with its terms;

                  (c) the Lenders shall have received all counterparts of this Amendment, duly executed by the Lenders, the Borrowers and the Guarantors and duly acknowledged and agreed upon by the Foothill Agent;

                  (d) the Lenders shall have received a copy of the Foothill Waiver and Consent and any other agreement, document or instrument related thereto, each certified by an Authorized Person of AMTROL as true, complete and correct and in full force and effect on the Effective Date;

                  (e) pursuant to Section 14(b) of the Intercreditor Agreement, dated as of December 26, 2001 (as hereafter modified, amended and/or restated from time to time, the "Intercreditor Agreement"), among the Foothill Agent, the Lenders, the Borrowers, Holdings and AMTROL International Investments Inc., the Foothill Agent must have provided its written consent of this Amendment to the Lenders; and

                  (f) all legal matters incident to this Amendment shall be reasonably satisfactory to the Lenders and their counsel.

                                      -3-
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               6. Covenant. No later than 30 days after the Effective Date,
AMTROL shall execute and deliver to the Lenders amendments and other documents reasonably requested by the Lenders necessary to amend the Cypress Mortgages, each in form and substance satisfactory to the Lenders.

               7. Continued Effectiveness of the Loan Agreement and the other Loan Documents. Each Borrower and Guarantor hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date (x) all references in any such Loan Document to "the Loan and Security Agreement", the "Loan Agreement", the "Agreement", "thereto", "thereof", "therein", "thereunder", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment and (y) all references in any such Loan Document to "the Intercreditor Agreement", the "Agreement", "thereto", "thereof", "therein", "thereunder", "hereunder", "herein", "hereof" or words of like import referring to the Intercreditor Agreement shall mean the Intercreditor Agreement as modified by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Lenders, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrowers or the Guarantors from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

               8. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

                  (d) Borrowers will pay on demand all reasonable fees, costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Simpson Thacher & Bartlett, counsel to the Lenders.



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               IN WITNESS WHEREOF, the parties hereto have caused this
Amendment, to be executed and delivered as of the date set forth on the first page hereof.

                                    CYPRESS MERCHANT BANKING PARTNERS, L.P.

                                    By: CYPRESS ASSOCIATES, L.P.,
                                            its General Partner

                                            By:  CYPRESS GROUP, L.L.C.,
                                                   its General Partner

                                    By:   /s/ David Spalding
                                          --------------------------------------
                                          Name:
                                          Title:

                                    CYPRESS OFFSHORE PARTNERS, L.P.

                                    By: CYPRESS ASSOCIATES, L.P.,
                                            its General Partner

                                            By:  CYPRESS GROUP, L.L.C.,
                                                   its General Partner

                                    By:   /s/ David Spalding
                                          --------------------------------------
                                          Name:
                                          Title:



                                    AMTROL INC.,
                                    as a Borrower

                                    By:   /s/ Larry Guillemette
                                          --------------------------------------
                                          Name:
                                          Title:




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                                    WATER SOFT INC.,

                                    as a Borrower

                                    By:   /s/ Larry Guillemette
                                          --------------------------------------
                                          Name:
                                          Title:

                                    AMTROL CANADA LTD.,
                                    as a Borrower

                                    By:   /s/ Larry Guillemette
                                          --------------------------------------
                                          Name:
                                          Title:

                                    AMTROL HOLDINGS, INC.,
                                    as a Guarantor

                                    By:   /s/ Larry Guillemette
                                          --------------------------------------
                                          Name:
                                          Title:

                           ACKNOWLEDGEMENT AND CONSENT

               The undersigned does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing First Amendment and (b) after giving effect to such First Amendment, (i) ratifies and confirms each of the Cypress Guaranty, Cypress Stock Pledge Agreement and Cypress Contribution Agreement (together, the "Security Documents") and (ii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Loan Agreement therein and in each of the other Loan Documents shall be deemed to be a reference to the Loan Agreement after giving effect to such First Amendment.

                                    AMTROL INTERNATIONAL INVESTMENTS, INC.,
                                            as Guarantor

                                    By:   /s/ Larry Guillemette
                                          --------------------------------------
                                          Name:

                                          Title:

Dated as of December 31, 2002